Exhibit 99.1

Portland General Electric One World Trade Center 121 S.W. Salmon Street Portland, Oregon 97204 News Release

April 24, 2020

Media Contact:	Investor Contact:
Andrea Platt	Chris Liddle
Corporate Communications	Investor Relations
Phone: 503-464-7980	Phone: 503-464-7458

Portland General Electric announces first quarter 2020 results

•	Revising full-year earnings guidance to $2.20 to $2.50 per diluted share

•	Strong first quarter driven by high tech demand growth, minimally impacted by the coronavirus pandemic

•	Capital and O&M reductions as well as acceleration of debt financing in anticipation of recession

PORTLAND, Ore. -- Portland General Electric Company (NYSE: POR) today reported net income of $81 million, or 91 cents per diluted share, for the first quarter of 2020. This compares with net income of $73 million, or 82 cents per diluted share, for the first quarter of 2019.

“Our financial performance this quarter largely reflects conditions experienced prior to the COVID-19 pandemic,” said Maria Pope, PGE president and CEO. “PGE is committed to serving the needs of our customers and our community during this time. Given the deteriorating economic outlook, the company is revising full-year earnings guidance to $2.20 to $2.50 per diluted share. This guidance includes a decrease in annual retail deliveries of 1 to 2%, weather adjusted, and reflects management actions to reduce operating and maintenance and capital spending. Our forecasts of long-term earnings growth remain at 4 to 6%.”

First quarter 2020 earnings compared to first quarter 2019 earnings
Total revenues showed no change as increases in retail revenues and wholesale revenues were offset by a decrease in other operating revenues. Lower purchased power and fuel expense resulted from a lower power cost per MWh primarily due to strong wind production. In addition, lower operating expenses were driven by reduced plant maintenance expense, which was partially offset by increased distribution expense. Earnings were also impacted by a decline in the market value of the non-qualified benefit trust and higher depreciation and amortization as the result of capital additions.
Revised 2020 earnings guidance
The COVID-19 pandemic has had a significant impact on the Company's operations. Management has responded to the pandemic by suspending customer disconnects and late fees, creating payment plan arrangements, implementing employee and public safety protocols, reducing operating expenses and taking steps to reduce future customer prices. Given the unknown length of the stay at home orders and the resulting impact on the economy, PGE is modeling and planning for a variety of financial scenarios.
Based on its modeling, PGE is revising its annual earnings guidance from $2.50 to $2.65 per diluted share to $2.20 to $2.50 per diluted share.

Revised guidance assumes:

•	A decrease in annual retail deliveries of 1% to 2%, weather adjusted, with decreases concentrated in the commercial sector, partially offset by increased residential load, and flat industrial loads;

•	Average hydro conditions for the year;

•	Wind generation based on five years of historical levels or forecast studies when historical data is not available;

•	Normal thermal plant operations;

•
Operating and maintenance costs between $570 million and $590 million, versus our previous forecast of $590 million to $610 million, which includes an increase in our full-year forecasted bad debt expense from $6 million to $15 million due to moratoriums on collection activities and customer disconnects; and

•	Revised depreciation and amortization expense from between $415 million and $435 million to between $410 million and $430 million.

Company Update
Integrated Resource Plan (IRP)
On March 16, 2020 PGE received verbal acknowledgement of its Action Plan from the Public Utility Commission of Oregon in its 2019 IRP. PGE is evaluating RFP timing in light of the economic downturn and COVID-19 pandemic.

First Quarter 2020 earnings call and webcast — April 24, 2020

PGE will host a conference call with financial analysts and investors on Friday, April 24, 2020, at 11 a.m. ET. The conference call will be webcast live on the PGE website at investors.portlandgeneral.com. A replay of the call will be available beginning at 2 p.m. ET on Friday, April 24, 2020, through 1 p.m. ET on Friday, May 1, 2020.

Maria Pope, president and CEO; Jim Lobdell, senior vice president of Finance, CFO, and treasurer; and Chris Liddle, director, Investor Relations and Treasury, will participate in the call. Management will respond to questions following formal comments.

The attached unaudited condensed consolidated statements of income and comprehensive income, condensed consolidated balance sheets and condensed consolidated statements of cash flows, as well as the supplemental operating statistics, are an integral part of this earnings release.

# # #

About Portland General Electric Company

Portland General Electric (NYSE: POR) is a fully integrated energy company based in Portland, Oregon, with operations across the state. The company serves 899,000 customers with a service area population of 1.9 million Oregonians in 51 cities. PGE has 16 generation plants in five Oregon counties, and maintains and operates 13 public parks and recreation areas. For over 130 years, PGE has delivered safe, affordable and reliable energy to Oregonians. Together with its customers, PGE has the No. 1 voluntary renewable energy program in the U.S. PGE and its 3,000 employees are working with customers to build a clean energy future. In 2019, PGE, employees, retirees and the PGE Foundation donated $4.7 million and volunteered 32,900 hours with more than 700 nonprofits annually across Oregon . For more information visit portlandgeneral.com/cleanvision.

Safe Harbor Statement
Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the company’s customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

POR
Source: Portland General Company

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
(Dollars in millions, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
Revenues:
Revenues, net	$564	$570
Alternative revenue programs, net of amortization	9	3
Total revenues	573	573
Operating expenses:
Purchased power and fuel	153	179
Generation, transmission and distribution	73	77
Administrative and other	71	71
Depreciation and amortization	108	101
Taxes other than income taxes	35	34
Total operating expenses	440	462
Income from operations	133	111
Interest expense, net	33	32
Other (loss) income:
Allowance for equity funds used during construction	3	3
Miscellaneous (loss) income, net	(4)	2
Other (loss) income, net	(1)	5
Income before income tax expense	99	84
Income tax expense	18	11
Net income	81	73
Other comprehensive income	1	1
Comprehensive income	$82	$74

Weighted-average common shares outstanding (in thousands):
Basic	89,429	89,309
Diluted	89,579	89,309

Earnings per share—Basic and diluted	$0.91	$0.82

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in millions)
(Unaudited)

	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$30	$30
Accounts receivable, net	233	253
Inventories	97	96
Regulatory assets—current	21	17
Other current assets	124	104
Total current assets	505	500
Electric utility plant, net	7,217	7,161
Regulatory assets—noncurrent	513	483
Nuclear decommissioning trust	45	46
Non-qualified benefit plan trust	34	38
Other noncurrent assets	156	166
Total assets	$8,470	$8,394

	March 31, 2020	December 31, 2019
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$128	$165
Liabilities from price risk management activities—current	32	23
Short-term debt	20	—
Current portion of long-term debt	140	—
Current portion of finance lease obligation	16	16
Accrued expenses and other current liabilities	296	315
Total current liabilities	632	519
Long-term debt, net of current portion	2,478	2,597
Regulatory liabilities—noncurrent	1,390	1,377
Deferred income taxes	385	378
Unfunded status of pension and postretirement plans	248	247
Liabilities from price risk management activities—noncurrent	129	108
Asset retirement obligations	263	263
Non-qualified benefit plan liabilities	102	103
Finance lease obligations, net of current portion	133	135
Other noncurrent liabilities	72	76
Total liabilities	5,832	5,803
Shareholders’ Equity:
Preferred stock, no par value, 30,000,000 shares authorized; none issued and outstanding as of March 31, 2020 and December 31, 2019	—	—
Common stock, no par value, 160,000,000 shares authorized; 89,464,521 and 89,387,124 shares issued and outstanding as of March 31, 2020 and December 31, 2019, respectively	1,220	1,220
Accumulated other comprehensive loss	(9)	(10)
Retained earnings	1,427	1,381
Total shareholders’ equity	2,638	2,591
Total liabilities and shareholders’ equity	$8,470	$8,394

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
Cash flows from operating activities:
Net income	$81	$73
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	108	101
Deferred income taxes	7	9
Pension and other postretirement benefits	6	6
Allowance for equity funds used during construction	(3)	(3)
Decoupling mechanism deferrals, net of amortization	(9)	(4)
(Amortization) of net benefits due to Tax Reform	(6)	(5)
Other non-cash income and expenses, net	19	10
Changes in working capital:
Decrease/(increase) in accounts receivable, net	19	(1)
(Increase)/decrease in inventories	(1)	3
(Increase)/decrease in margin deposits	(19)	1
(Decrease) in accounts payable and accrued liabilities	(22)	(13)
Other working capital items, net	(9)	(12)
Other, net	(16)	(9)
Net cash provided by operating activities	155	156

Cash flows from investing activities:
Capital expenditures	(162)	(150)
Sales of Nuclear decommissioning trust securities	3	4
Purchases of Nuclear decommissioning trust securities	(2)	(2)
Other, net	4	(3)
Net cash used in investing activities	(157)	(151)

Cash flows from financing activities:
Proceeds from issuance of long-term debt	119	—
Payments on long-term debt	(98)	—
Borrowings on short-term debt	20	—
Repayments of short-term debt	(20)	—
Issuance of commercial paper, net	20	—
Dividends paid	(34)	(32)
Other	(5)	(3)
Net cash provided by (used in) financing activities	2	(35)
(Decrease) in cash and cash equivalents	—	(30)
Cash and cash equivalents, beginning of period	30	119
Cash and cash equivalents, end of period	$30	$89

Supplemental cash flow information is as follows:
Cash paid for interest, net of amounts capitalized	$12	$13

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
SUPPLEMENTAL OPERATING STATISTICS
(Unaudited)

	Three Months Ended March 31,
	2020		2019
Revenues (dollars in millions):
Retail:
Residential	$279	48%	$290	50%
Commercial	159	28	154	27
Industrial	51	9	44	8
Direct Access	11	2	11	2
Subtotal	500	87	499	87
Alternative revenue programs, net of amortization	9	2	3	1
Other accrued revenues, net	5	1	7	1
Total retail revenues	514	90	509	89
Wholesale revenues	47	8	37	6
Other operating revenues	12	2	27	5
Total revenues	$573	100%	$573	100%

Energy deliveries (MWhs in thousands):
Retail:
Residential	2,131	31%	2,256	39%
Commercial	1,626	24	1,631	28
Industrial	810	12	708	12
Subtotal	4,567	67	4,595	79
Direct access:
Commercial	170	3	164	3
Industrial	355	5	360	6
Subtotal	525	8	524	9
Total retail energy deliveries	5,092	75	5,119	88
Wholesale energy deliveries	1,693	25	674	12
Total energy deliveries	6,785	100%	5,793	100%

Average number of retail customers:
Residential	787,095	88%	776,067	88%
Commercial	110,073	12	109,750	12
Industrial	194	—	199	—
Direct access	627	—	631	—
Total	897,989	100%	886,647	100%

PORTLAND GENERAL ELECTRIC COMPANY AND SUBSIDIARIES
SUPPLEMENTAL OPERATING STATISTICS, continued
(Unaudited)

	Three Months Ended March 31,
	2020		2019
Sources of energy (MWhs in thousands):
Generation:
Thermal:
Natural gas	2,433	37%	2,168	38%
Coal	1,186	18	1,335	24
Total thermal	3,619	55	3,503	62
Hydro	369	6	377	7
Wind	585	9	212	4
Total generation	4,573	70	4,092	73
Purchased power:
Term	1,604	24	1,258	22
Hydro	345	5	247	4
Wind	64	1	41	1
Total purchased power	2,013	30	1,546	27
Total system load	6,586	100%	5,638	100%
Less: wholesale sales	(1,693)		(674)
Retail load requirement	4,893		4,964

The following table indicates the number of heating and cooling degree-days for the three months ended March 31, 2020 and 2019, along with 15-year averages based on weather data provided by the National Weather Service, as measured at Portland International Airport:

	Heating Degree-days
	2020	2019	Avg.
January	588	670	728
February	605	760	599
March	568	562	522
Year-to-date	1,761	1,992	1,849
(Decrease)/increase from the 15-year average	(5)%	8%